CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	May 31, 2012	May 31, 2011
Trade accounts receivable, allowances	$ 26,507	$ 27,597
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, authorized	50,000	50,000
Preferred stock, issued
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	300,000	300,000
Common stock, issued	135,741	134,406
Common stock, outstanding	131,555	130,580